SUP-0148-0417

SANFORD C. BERNSTEIN FUND, INC.

Non-U.S. Stock Portfolios:

-AB International Portfolio

-AB Tax-Managed International Portfolio

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated April 26, 2017 to the Prospectus and Summary Prospectuses dated January 27, 2017 (the “Prospectuses”) of the AB International Portfolio and AB Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc.

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Effective April 26, 2017, the following chart for each Portfolio replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for each Portfolio and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Avi Lavi	Since 2016	Senior Vice President of the Manager

Mark Phelps	Since April 2017	Senior Vice President of the Manager

Daniel C. Roarty	Since April 2017	Senior Vice President of the Manager

Nelson Yu	Since January 2017	Senior Vice President of the Manager

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Effective April 26, 2017, the following replaces the first and second paragraphs and corresponding table in the section “Management of the Portfolios — Portfolio Managers” in the Prospectus, which relate to the Portfolios.

The day-to-day management of, and investment decisions for, the AB International Portfolio and AB Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the International Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sharon E. Fay; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2012. She is also Head of AB Equities since prior to 2012 and Chief Investment Officer of Global Value Equities since prior to 2012.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2012, and Head of Quantitative Research Equities.

Avi Lavi; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2012. He is also Chief Investment Officer of Global and International Value Equities.

Mark Phelps; since April 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since December 2013, when the Manager acquired W.P. Stewart & Co. Ltd. (“WPS”). Prior thereto, he was President and managing director of Global Investments of WPS from 2008 to June 2013. He also served as WPS’s Chief Executive Officer since prior to 2012.

Daniel C. Roarty; since April 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2012, and Chief Investment Officer of Global Growth and Thematic Team since 2013.

Nelson Yu; since January 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2012, and Head of Quantitative Research for Equities.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0148-0417

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